UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2021

Superior Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Superior Energy Services, Inc. (the “Company”) announced today its board of directors has appointed James Spexarth to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, effective August 19, 2021. Mr. Spexarth has been serving as interim Chief Financial Officer since March 18, 2021 following the resignation of the previous Chief Financial Officer, Westervelt Ballard, as was reported in the Form 8-K Report filed by the Company on March 22, 2021, as amended on April 29, 2021 (the “Original 8-K”). Mr. Spexarth, 54, has been employed by the Company for 8 years and also served as the Company’s Chief Accounting Officer and previously served as vice president and corporate controller.

In connection with Mr. Spexarth being named Executive Vice President, Chief Financial Officer and Treasurer, the Company has, effective August 19, 2021, increased his annual cash base salary by $146,500, resulting in an annual cash base salary of $425,000.

A copy of Company’s news release announcing Mr. Spexarth’s appointment is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Additional disclosure regarding Mr. Spexarth’s positions with the Company, business experience and certain biographical and related information is set forth in the Original 8-K and the Company’s Form 10-K for the fiscal year ended December 31, 2020 filed on March 26, 2021, which information is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated August 24, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Energy Services, Inc.

Date: August 24, 2021	By:	/s/ Blaine D. Edwards
Blaine D. Edwards
Executive Vice President, General Counsel and Secretary